BLACKROCK ETF TRUST
BlackRock Future Health ETF
(the “Fund”)
Supplement dated March 1, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated November 28, 2023, as supplemented
The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended.
Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:
The section of the Summary Prospectus entitled “Summary of Principal Risks” and the sections of the Prospectus entitled “Summary of Principal Risks” and “A Further Discussion of Principal Risks” are amended to delete “Non‑Diversification Risk.”
The first paragraph of the section of the SAI entitled “Investment Strategies and Risks of the Fund — Diversification Status” is deleted in its entirety and replaced with the following:
The Fund is classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non‑diversified without shareholder approval.
PR2SAI‑BFH‑0324SUP